Cannabis Growth Fund

Investor Class Shares

(Ticker Symbol: CANNX)

Institutional Class Shares

(Ticker Symbol: CANIX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated October 31, 2019, to the

Summary Prospectus dated May 24, 2019.

Important Notice Regarding Institutional Class Shares

Upon the recommendation of the Cannabis Growth Fund’s (the “Fund”) advisor, Foothill Capital Management, LLC (the “Advisor”), the Board of Trustees of the Trust has approved the conversion of the Fund’s Institutional Class Shares into Investor Class Shares and the subsequent termination of the Fund’s Institutional Class Shares. Effective immediately, the Institutional Class Shares are closed to all new investment. The Fund’s Institutional Class Shares will be converted into Investor Class Shares and the Institutional Class Shares will be terminated on or about November 14, 2019 (the “Effective Date”). Accordingly, as of the Effective Date, all references to the Fund’s Institutional Class Shares in the Summary Prospectus are deleted in their entirety. Shareholders of Institutional Class Shares converted into Investor Class Shares will not be subject to a redemption fee.

The Board of Trustees has also approved the termination of the Rule 12b-1 Plan with respect to the Fund’s Investor Class Shares. Accordingly, as of the Effective Date, all references to Rule 12b-1 distribution fees and the Rule 12b-1 Plan in the Summary Prospectus are deleted. In addition, as of the Effective Date, the Advisor has agreed to reduce the expense limitation on the Fund’s Investor Class Shares from 1.35% to 1.10% of the average daily net assets. As a result of these changes, as of the Effective Date, the fee structure of the Fund’s Investor Class Shares will be the same as the fee structure of the Fund’s Institutional Class Shares prior to the Effective Date. See the fees and expenses table below for more details.

As of the Effective Date, the following changes are made to the Summary Prospectus.

The “Fees and Expenses of the Fund” section on page 1 of the Summary Prospectus is deleted and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Redemption fee if redeemed within 60 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.85%
Distribution and service (Rule 12b-1) fees	None
Other expenses (includes shareholder service fees of up to 0.10%)[2]	1.67%
Total annual fund operating expenses	2.52%
Fees waived and/or expenses reimbursed[3]	(1.42%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2,3]	1.10%

1	The expense information in the table has been restated to reflect the current fees and expense cap, effective November 14, 2019.
2	“Other Expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.
3	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.10% of the average daily net assets of Investor Class shares of the Fund. This agreement is in effect until May 31, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

The information under “Example” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Investor Class	$112	$649

Please file this Supplement with your records.